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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 33-5913, 33-53381, 33-27372, 333-40715 and
333-55588) of Analogic Corporation of our report dated September 18, 2002 relating to the financial statements and financial statement schedule, which appears in this annual report on Form 10-K.

                                          PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
October 25, 2002